                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                             ______________________


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 24, 1997



                      TRINET CORPORATE REALTY TRUST, INC.
            (Exact name of Registrant as specified in its Charter)


                                   Maryland
                           (State of Incorporation)


               1-11918                             94-3175659
        (Commission File Number)            (IRS Employer Id. Number)



       Four Embarcadero Center, Suite 3150            94111
               San Francisco, CA                    (Zip Code)
       (Address of principal executive offices)



                                (415) 391-4300
              (Registrant's telephone number, including area code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

Exhibit
Number      Exhibit
------      -------

1.1 Definitive Underwriting Agreement, dated February 24, 1997, relating to the sale of up to 6,900,000 shares of the registrant's common stock, par value $.01 per share.
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                                  SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      TRINET CORPORATE REALTY TRUST, INC.


                                      By:/s/ A. William Stein
                                         --------------------------------------
                                         A. William Stein
                                         Executive Vice President and Chief
                                         Financial Officer (Authorized Officer
                                         of the Registrant and Principal
                                         Financial Officer)



Dated:  February 28, 1997